November 7, 2016 Third Quarter 2016 Earnings Conference Call

2 • Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. • Revenues Before Reimbursements ("Revenues") —Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. • Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. • Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. —In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. • Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

3 • One of the world's largest independent providers of global claims management solutions • Multiple globally recognized brand names: Crawford, Broadspire®, GCG® • Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune® 500 GLOBAL BUSINESS SERVICES LEADER INTERNATIONAL 1 Serves the U.K., Canada, Asia Pacific, and European and Latin American markets BROADSPIRE 3 Serves large national accounts, carriers and self-insured entities U.S. SERVICES 2 Serves the United States markets GARDEN CITY GROUP 4 Provides administration for class action settlements and bankruptcy matters

4 TODAY'S AGENDA --- Welcome and Opening Comments --- Third Quarter 2016 Financial Review --- Increased and Updated Guidance

5 Revenues ($ in millions) Consolidated Operating Earnings (1) ($ in millions) • Revenues for the quarter were $277.3 million, down 5% as compared with $293.3 million in the 2015 third quarter • Net income attributable to shareholders of $10.9 million, compared to net loss of $(0.9) million in the 2015 period - a $0.21 improvement in diluted earnings per share • Third quarter operating earnings grew 14%, year over year, to $26.3 million driven by expense reduction combined with strength in Broadspire and U.S. Contractor Connection • Consolidated adjusted EBITDA(1) in the 2016 quarter increased 6% year-over-year to $34.7 million • All four segments had double-digit operating margins in the 2016 third quarter • Business transformation ongoing to unlock value and become more client centric THIRD QUARTER 2016 BUSINESS SUMMARY (1) See Appendix for non-GAAP explanation and reconciliation

6 THIRD QUARTER 2016 Financial Review

7 Unaudited ($ in thousands, except per share amounts) Three Months Ended September 30, 2016 2015 % Change Revenues Before Reimbursements $277,286 $293,335 (5)% Costs of Services Provided, Before Reimbursements 193,453 211,106 (8)% Selling, General, and Administrative Expenses 60,325 61,738 (2)% Corporate Interest Expense, Net 2,262 2,332 (3)% Restructuring and Special Charges 1,488 11,078 (87)% Total Costs and Expenses Before Reimbursements 257,528 286,254 (10)% Other Income 197 217 (9)% Income Before Income Taxes 19,955 7,298 173 % Provision for Income Taxes 8,606 8,385 3 % Net Income (Loss) 11,349 (1,087) (1,144)% Net (Income) Loss Attributable to Noncontrolling Interests (404) 230 (276)% Net Income (Loss) Attributable to Shareholders of Crawford & Company $10,945 ($857 ) (1,377)% Earnings (Loss) Per Share - Diluted: Class A Common Stock $0.20 ($0.01 ) 2,100 % Class B Common Stock $0.18 ($0.03 ) 700 % Cash Dividends per Share: Class A Common Stock $0.07 $0.07 — % Class B Common Stock $0.05 $0.05 — % STATEMENT OF OPERATIONS HIGHLIGHTS

8 Revenues by Service Line ($ in millions) Cases Received by Service Line (In thousands) Operating Results (3Q 2016 v. 3Q 2015) • Revenues of $56.5 million versus $62.1 million • Operating earnings of $9.4 million versus $10.8 million • Operating earnings margin of 16.6% versus 17.5% • Cases received of 99,206 versus 96,520 Highlights • Reduction in revenues from outsourcing contract with major U.S. insurance carrier partially offset by continued growth in Contractor Connection • Revenue growth of 19% in Contractor Connection • Cost reduction initiatives mitigated the impact of declining revenues on operating margins • Strong pipeline of sales opportunities being pursued U.S. Catastrophe (CAT) Adjuster Activity • CAT revenues of $9.2 million versus $17.3 million • Average CAT adjusters deployed of 269 in 2016 vs. 458 in 2015 U.S. SERVICES SEGMENT HIGHLIGHTS

9 Revenues by Geographic Region ($ in millions) Operating Results (3Q 2016 v. 3Q 2015) • Revenues of $121.6 million versus $128.2 million • Exchange rates reduced revenues by 5%, or $6.1 million • Operating earnings of $13.2 million versus $8.0 million • Operating earnings margin of 10.9% versus 6.2% • Cases received of 174,284 versus 196,731 Regional Highlights • Operating earnings increased $5.2 million in the segment due to U.K. operating margin improvement reflecting the integration of GAB Robins and expense reductions as compared to the prior year period • Asia-Pacific, Europe and Rest of World revenues negatively impacted by foreign exchange rate fluctuations. Case volumes decreased due to exiting certain unprofitable business lines in Asia-Pacific and Latin America • Revenues in Canada increased during the quarter as a result of cases received from the Fort McMurray wildfires INTERNATIONAL SEGMENT HIGHLIGHTS International Cases Received (In thousands)

10 Revenues by Service Line ($ in millions) Broadspire Cases Received (In thousands) Operating Results (3Q 2016 v. 3Q 2015) • Revenues of $76.7 million versus $74.2 million • Operating earnings of $8.3 million versus $7.4 million • Operating earnings margin of 10.8% versus 10.0% • Cases received of 112,544 versus 111,122 Highlights • Claims and medical management revenues increased slightly due to greater utilization and higher average case values • Strong pipeline of future sales opportunities being pursued • Recent client wins include 7-Eleven and Williams Sonoma in casualty and T-Mobile and Robert Half in disability BROADSPIRE SEGMENT HIGHLIGHTS

11 Backlog ($ in millions) Operating Results (3Q 2016 v. 3Q 2015) • Revenues of $22.5 million versus $28.8 million • Operating earnings of $2.4 million versus $1.1 million • Operating earnings margin of 10.5% versus 4.0% • Backlog of $94 million versus $76 million Highlights • Deepwater Horizon class action settlement project continues to wind down • Retained in the Pfizer Securities Litigation Settlement during the quarter as well as two Wells Fargo cases • Backlog as of September 30, 2016 increased to $94 million as compared to $76 million as of September 30, 2015 • Continued cost reduction activities expected to gain traction in the remainder of 2016 GARDEN CITY GROUP SEGMENT HIGHLIGHTS Revenues ($ in millions)

12 Unaudited ($ in thousands) September 30, 2016 December 31, 2015 Change Cash and cash equivalents $71,663 $76,066 ($4,403 ) Accounts receivable, net 166,993 164,596 2,397 Unbilled revenues, net 112,775 98,659 14,116 Total receivables 279,768 263,255 16,513 Goodwill 92,895 95,616 (2,721) Intangible assets arising from business acquisitions, net 91,812 104,861 (13,049) Goodwill and intangible assets arising from business acquisitions 184,707 200,477 (15,770) Deferred revenues 68,411 73,144 (4,733) Pension liabilities 110,722 121,732 (11,010) Short-term borrowings and current portion of capital leases 9,334 21,917 (12,583) Long-term debt, less current portion 205,248 225,365 (20,117) Total debt 214,582 247,282 (32,700) Total stockholders' equity attributable to Crawford & Company 144,249 113,693 30,556 Net debt (1) 142,919 171,216 (28,297) (1) See Appendix for non-GAAP explanation and reconciliation BALANCE SHEET HIGHLIGHTS

13 Unaudited ($ in thousands) 2016 2015 Variance Net Income Attributable to Shareholders of Crawford & Company $ 28,202 $ 6,183 $ 22,019 Depreciation and Other Non-Cash Operating Items 34,826 34,777 49 Unbilled and Billed Receivables Change (23,746) 5,586 (29,332) Working Capital Change 24,365 (11,462) 35,827 U.S. and U.K. Pension Contributions (13,564) (13,945) 381 Cash Flows from Operating Activities 50,083 21,139 28,944 Property & Equipment Purchases, net (5,782) (10,296) 4,514 Capitalized Software (internal and external costs) (13,653) (16,182) 2,529 Free Cash Flow (1) $ 30,648 $ (5,339) $ 35,987 For the year-to-date periods ended September 30, OPERATING AND FREE CASH FLOW (1) See Appendix for non-GAAP explanation

14 Crawford & Company is increasing and updating its guidance for 2016 as follows: YEAR ENDING DECEMBER 31, 2016 Low End High End Consolidated revenues before reimbursements $1.08 $1.10 billion After expected restructuring and special charges, net income attributable to shareholders of Crawford & Company $31.0 $34.0 million Diluted earnings per share--CRD-A $0.58 $0.63 per share Diluted earnings per share--CRD-B $0.50 $0.55 per share Consolidated operating earnings $85.0 $90.0 million Consolidated adjusted EBITDA $125.0 $130.0 million Before expected restructuring and special charges, net income attributable to shareholders of Crawford & Company on a non-GAAP basis $39.0 $42.0 million Diluted earnings per share--CRD-A $0.73 $0.78 per share Diluted earnings per share--CRD-B $0.65 $0.70 per share 2016 GUIDANCE The Company expects to incur restructuring and special charges in 2016 totaling $11.0 million pretax. This is expected to be comprised of $4.4 million related to the Centers and $6.6 million related to previously announced restructuring plans and other special charges. As a result of restructuring charges incurred related to the Centers in 2015 and 2016, the Company expects to achieve $10.3 million in savings in 2016.

15 LOOKING TO 2017 Execute strategic review and realign business structure to be more client centric • Deliver customized value propositions to clients • Increase the speed of doing business enterprise wide Implement cost reduction initiatives to further drive margin expansion Capitalize on cross-selling opportunities across the company Explore new market and product offerings Stabilize revenues and position Crawford for sustained growth • Expand client base • Create robust 2017 sales funnel

16 Appendix THIRD QUARTER 2016

17 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 13. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. APPENDIX: NON-GAAP FINANCIAL INFORMATION

18 Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision, restructuring and special charges, and non-cash stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Included in non-GAAP adjusted net income and diluted earnings per share are restructuring and special charges, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued)

RECONCILIATION OF NON-GAAP ITEMS

Third Quarter Revenues, Costs of Services Provided, and Operating Earnings

Unaudited ($ in thousands)	Quarter Ended September 30, 2016	Quarter Ended September 30, 2015	Full Year Guidance 2016 *
Revenues Before Reimbursements			
Total Revenues	$ 295,387	$ 309,984	$ 1,155,000
Reimbursements	(18,101)	(16,649)	(80,000)
Revenues Before Reimbursements	$ 277,286	$ 293,335	$ 1,075,000
Costs of Services Provided, Before Reimbursements			
Total Costs of Services	$ 211,554	$ 227,755	
Reimbursements	(18,101)	(16,649)	
Costs of Services Provided, Before Reimbursements	$ 193,453	$ 211,106	

Unaudited ($ in thousands)	Quarter Ended September 30, 2016	Quarter Ended September 30, 2015	Full Year Guidance 2016 *
Operating Earnings:			
U.S. Services	$ 9,379	$ 10,841	
International	13,236	7,974	
Broadspire	8,263	7,435	
Garden City Group	2,351	1,141	
Unallocated corporate and shared costs	(6,947)	(4,303)	
Consolidated Operating Earnings	26,282	23,088	$ 87,500
(Deduct) add:			
Net corporate interest expense	(2,262)	(2,332)	(10,700)
Stock option expense	(176)	(30)	(500)
Amortization expense	(2,401)	(2,350)	(9,200)
Restructuring and special charges	(1,488)	(11,078)	(11,000)
Income taxes	(8,606)	(8,385)	(24,500)
Net (income) loss attributable to non-controlling interests	(404)	230	700
Net Income (Loss) Attributable to Shareholders of Crawford & Company	$ 10,945	$ (857)	$ 32,300

Crawford

** Midpoints of Company's November 7, 2016 Guidance*

19

20 RECONCILIATION OF NON-GAAP ITEMS (continued) Adjusted EBITDA Quarter Ended Quarter Ended Full Year September 30, September 30, Guidance Unaudited ($ in thousands) 2016 2015 2016 * Net income (loss) attributable to shareholders of Crawford & Company $ 10,945 $ (857) $ 32,300 Add: Depreciation and amortization 10,085 10,812 45,000 Stock-based compensation 1,289 1,089 4,000 Net corporate interest expense 2,262 2,332 10,700 Restructuring and special charges 1,488 11,078 11,000 Income taxes 8,606 8,385 24,500 Adjusted EBITDA $ 34,675 $ 32,839 $ 127,500 * Midpoints of Company's November 7, 2016 Guidance

21 RECONCILIATION OF NON-GAAP ITEMS (continued) Net Debt September 30, December 31, Unaudited ($ in thousands) 2016 2015 Net Debt Short-term borrowings $ 8,007 $ 19,958 Current installments of capital leases 1,327 1,959 Long-term debt and capital leases, less current installments 205,248 225,365 Total debt 214,582 247,282 Less: Cash and cash equivalents 71,663 76,066 Net debt $ 142,919 $ 171,216

22 RECONCILIATION OF NON-GAAP ITEMS (continued) Non-GAAP Adjusted Net Income and Diluted Earnings Per Share Three Months Ended September 30, 2016 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share GAAP $ 19,955 $ (8,606) $ 11,349 $ 10,945 $ 0.20 $ 0.18 Add back: Restructuring and special charges 1,488 (486) 1,002 1,002 0.02 0.02 Non-GAAP Adjusted $ 21,443 $ (9,092) $ 12,192 $ 11,947 $ 0.22 $ 0.20 Three Months Ended September 30, 2015 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net (Loss) Income Net (Loss) Income Attributable to Crawford & Company Diluted (Loss) Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-B Share GAAP $ 7,298 $ (8,385) $ (1,087) $ (857) $ (0.01) $ (0.03) Add back: Restructuring and special charges 11,078 (3,124) 7,954 7,954 0.15 0.15 Non-GAAP Adjusted $ 18,376 $ (11,509) $ 6,867 $ 7,097 $ 0.14 $ 0.12